Exhibit 10.09.5

AMENDMENT

THIS AMENDMENT (this “Amendment”) is made as of the 19th day of April, 2001 by THE GOLDMAN SACHS GROUP, INC, a Delaware corporation (“Landlord”), SILICON GRAPHICS, INC., a Delaware corporation (“Tenant”), and SILICON GRAPHICS REAL ESTATE, INC., a Delaware corporation (“Seller”).

W I T N E S S E T H:

WHEREAS, Tenant and Landlord entered into that certain Lease dated December 29, 2000 (the “Amphitheatre Lease”) for 1600 Amphitheatre Parkway, Mountain View, CA (the “Amphitheatre Property”);

WHEREAS, Seller and Landlord entered into that certain Agreement to Assign Ground Lease and Agreement to Lease dated as of December 29, 2000 (the “Amphitheatre Purchase Agreement”) for the Amphitheatre Property;

WHEREAS, Tenant and Landlord entered into that certain Lease dated December 29, 2000 (the “Crittenden A Lease”) for 1200 Crittenden Lane, Mountain View, CA (the “Crittenden A Property”);

WHEREAS, Seller and Landlord entered into that Agreement to Assign Ground Lease and Agreement to Lease dated as of December 29, 2000 (the “Crittenden A Purchase Agreement”) for the Crittenden A Property;

WHEREAS, Tenant and Landlord entered into that certain Lease dated December 29, 2000 (the “Crittenden B Lease”; together with the Amphitheatre Lease and the Crittenden A Lease, the “Leases”) for 1300 Crittenden Lane, Mountain View, CA (the “Crittenden B Property”);

WHEREAS, Seller and Landlord entered into that Agreement to Assign Ground Lease and Agreement to Lease dated as of December 29, 2000 (the “Crittenden B Purchase Agreement”; together with the Amphitheatre Purchase Agreement and the Crittenden A Purchase Agreement, the “Purchase Agreements”) for the Crittenden B Property;

WHEREAS, the parties hereto have agreed to enter into this Amendment as provided herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The date “February 15, 2001” appearing to Section 4.7(a) of the Leases and in Section 2.2(a)(ii) of the Purchase Agreements is hereby amended to the date of “February 27, 2001.”

2. The words “The City of San Francisco” appearing in the second sentence of Section 4.7(b) of the above-referenced Leases is hereby amended to the words “The City of San Francisco or the City of New York.”

3. Clause (vi) of the third sentence of Section 4.7(b) of each of the Leases is hereby amended to read in full as follows: “(vi) at Landlord’s request, name any Leasehold Mortgagee as a co-beneficiary, provided in the event of presentation of multiple sight drafts in respect of any amount, the issuer of the Letter of Credit shall honor the sight draft first received.

4. The following sentence shall be added after the third sentence of Section 4.7(b) of each of the Leases:

“Each Letter of Credit may provide that the effectiveness of such Letter of Credit is conditioned, in the case of the initial Letter of Credit, on the receipt by the issuer of such Letter of Credit of the sums retained by Landlord pursuant to Section 2.2(a)(ii) of the Purchase Agreement relating to the Property and, in the case of any substitute Letter of Credit, on the receipt by the substitute issuer of the Letter of Credit of any cash collateral provided by Tenant in favor of the predecessor Letter of Credit Issuer.

5. The following paragraph (g) shall be added to Section 4.7 of each of the Leases:

(g) From time to time, Tenant may substitute the letter of credit then in effect with a substitute letter of credit meeting the requirements of this Section 4.7 and otherwise in substantially the form of the letter of credit then in effect, provided that in such event, Landlord shall or shall cause the co-beneficiary to, instruct the issuer of the letter of credit then in effect to transfer any cash collateral provided by Tenant to such issuer to such substitute letter of credit issuer.

6. Except as modified hereby, the terms and conditions of the Lease and the Purchase Agreements remain unchanged and in full force and effect.

7. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument.

8. Unless otherwise specified, (i) singular words include the plural and plural words include the singular; and (ii) references to this each Lease and each Purchase Agreement include all amendments, supplements and other modifications thereof, in whole or in part.

9. Capitalized terms used herein but that are not defined herein have the meanings assigned to such terms in the Leases.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

THE GOLDMAN SACHS GROUP, INC.,

By:	/s/ DAN NEIDICH

Name Dan Neidich Title Managing Director

SILICON GRAPHICS, INC.

By:	/s/ MICHAEL L. HIRAHARA

Name Michael L. Hirahara Title Vice President, Facilities & Services

SILICON GRAPHICS REAL ESTATE, INC.

By:	/s/ MICHAEL L. HIRAHARA

Name Michael L. Hirahara Title Vice President, Facilities & Services